EMPOWER FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James A. Hillary, a member of the Board of Directors of Empower Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Empower Funds, Inc. on Form N-14 relating to the proposed reorganization of the Empower Ariel Mid Cap Value Fund with and into the Empower Mid Cap Value Fund, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 13th day of June, 2024.

/s/ James A. Hillary
James A. Hillary
Member, Board of Directors
Empower Funds, Inc.

EMPOWER FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Timothy Hudner, a member of the Board of Directors of Empower Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Empower Funds, Inc. on Form N-14 relating to the proposed reorganization of the Empower Ariel Mid Cap Value Fund with and into the Empower Mid Cap Value Fund, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 13th day of June, 2024.

/s/ R. Timothy Hudner
R. Timothy Hudner
Member, Board of Directors
Empower Funds, Inc.

EMPOWER FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gail H. Klapper, member and chair of the Board of Directors of Empower Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Empower Funds, Inc. on Form N-14 relating to the proposed reorganization of the Empower Ariel Mid Cap Value Fund with and into the Empower Mid Cap Value Fund, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 13th day of June, 2024.

/s/ Gail H. Klapper
Gail H. Klapper
Member and Chair, Board of Directors
Empower Funds, Inc.

EMPOWER FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Lake, a member of the Board of Directors of Empower Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Empower Funds, Inc. on Form N-14 relating to the proposed reorganization of the Empower Ariel Mid Cap Value Fund with and into the Empower Mid Cap Value Fund, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 13th day of June, 2024.

/s/ Steven A. Lake
Steven A. Lake
Member, Board of Directors
Empower Funds, Inc.

EMPOWER FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen G. McConahey, a member of the Board of Directors of Empower Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Empower Funds, Inc. on Form N-14 relating to the proposed reorganization of the Empower Ariel Mid Cap Value Fund with and into the Empower Mid Cap Value Fund, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 13th day of June, 2024.

/s/ Stephen G. McConahey
Stephen G. McConahey
Member, Board of Directors
Empower Funds, Inc.